UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2021

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.125% Cum Pref Share, Series C, $0.01 par value	PSAPrC	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.950% Cum Pref Share, Series D, $0.01 par value	PSAPrD	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.900% Cum Pref Share, Series E, $0.01 par value	PSAPrE	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to Articles of Amendment and Restatement of Declaration of Trust

On April 26, 2021, Public Storage (the “Company”) held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”). As discussed in Item 5.07 below, at the Annual Meeting, the Company’s shareholders approved an amendment (the “Charter Amendment”) to the Company’s Declaration of Trust (“Charter”) to eliminate cumulative voting in trustee elections. Accordingly, Section 8.2(b) of the Charter has been amended and restated to eliminate cumulative voting in trustee elections.

The Charter Amendment became effective upon the filing of the Charter Amendment with the Maryland State Department of Assessments and Taxation on April 28, 2021.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Amendment to Amended and Restated Bylaws

As a result of the approval by the Company’s shareholders of the Charter Amendment, the Company’s Board of Trustees approved Amended and Restated Bylaws of the Company (the “Bylaws”) to remove references to cumulative voting.

The foregoing description of the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Five proposals were submitted to the Company shareholders for a vote at the Annual Meeting held on April 26, 2021.

The five proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 16, 2021. The final results for the votes for each proposal are set forth below.

1.

The shareholders elected fourteen trustees to the Board of Trustees to hold office until the 2022 Annual Meeting or until their successors are duly qualified and elected. The votes for each nominee were as follows:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Ronald L. Havner, Jr.	131,412,548	15,445,588	3,173,502	7,729,154
Tamara Hughes Gustavson	148,110,150	1,152,297	769,191	7,729,154
Leslie S. Heisz	148,808,158	1,021,687	201,793	7,729,154
Michelle Millstone-Shroff	149,321,446	502,667	207,525	7,729,154
Shankh S. Mitra	149,214,138	609,093	208,407	7,729,154
David J. Neithercut	148,880,671	943,604	207,363	7,729,154
Rebecca Owen	149,375,355	452,768	203,515	7,729,154
Kristy M. Pipes	148,210,457	1,618,239	202,942	7,729,154
Avedick B. Poladian	143,847,600	5,976,533	207,505	7,729,154

John Reyes	148,409,295	1,041,971	580,372	7,729,154
Joseph D. Russell, Jr.	148,787,409	1,037,725	206,504	7,729,154
Tariq M. Shaukat	149,277,772	547,241	206,625	7,729,154
Ronald P. Spogli	147,601,128	2,224,450	206,060	7,729,154
Paul S. Williams	145,022,589	4,801,529	207,520	7,729,154

2.	The shareholders approved the advisory vote to approve the compensation of named executive officers as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
145,271,470	4,500,511	259,657	7,729,154

3.	The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
147,982,921	9,690,119	87,752	7,729,154

4.	The shareholders approved the 2021 Equity and Performance-Based Incentive Compensation Plan as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
146,398,529	3,387,485	245,624	7,729,154

5.	The shareholders approved the amendment to the Charter to eliminate cumulative voting as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
142,813,695	7,063,009	154,934	7,729,154

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

3.1	Articles of Amendment of Declaration of Trust of Public Storage, filed with the Maryland State Department of Assessments and Taxation on April 28, 2021

3.2	Amended and Restated Bylaws of Public Storage, dated April 28, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

	By:	/s/ Nathaniel A. Vitan
Date: April 28, 2021		Nathaniel A. Vitan Senior Vice President, Chief Legal Officer & Corporate Secretary